E*TRADE FUNDS

                    SUPPLEMENT DATED JULY 19, 2001 TO THE PROSPECTUS OF

                       E*TRADE EXTENDED MARKET INDEX FUND
                                dated May 1, 2001
                                       and
                        E*TRADE GLOBAL TITANS INDEX FUND
                                dated May 1, 2001
                                 (each a "Fund")


At a Board of Trustees Meeting held on July 17, 2001, the Board of Trustees of E*TRADE Funds approved an Plan of Liquidation for the E*TRADE Extended Market Index Fund ("Extended Market Fund") and the E*TRADE Global Titans Index Fund ("Global Titans Fund"). The Plan of Liquidation for Extended Market Fund and the Global Titans Fund contemplates that: all assets of each Fund will be sold; all claims, obligations and expenses of each Fund will be paid; and each Fund will distribute pro rata to each of its shareholders of record on the date of the liquidation all of the remaining assets of the Fund without the imposition of any redemption fee or similar charge. The date of liquidation for each Fund is currently anticipated to be August 31, 2001.

As a result, effective July 18, 2001, the Extended Market Fund and the Global Titans Fund will be closed both to new investors and to new investments by existing investors. Accordingly, E*TRADE Funds no longer accepts orders to purchase any shares of either Fund.

Existing shareholders may redeem or exchange shares of the Extended Market Fund and the Global Titans Fund for shares of any other series of E*TRADE Funds, subject to that fund's minimum investment requirements. Existing shareholders electing to redeem Fund shares will not be subject to any redemption fee or other charge.

You may obtain a copy of each Fund's Prospectus without charge at our Website (www.etrade.com). Information on the Website is not incorporated by reference into the Prospectus unless specifically noted.